Exhibit 99.1

December 17, 2013	Edward Vallejo
Vice President, Investor Relations
856-566-4005
edward.vallejo@amwater.com

Maureen Duffy
Vice President, Communications
856-309-4546
maureen.duffy@amwater.com

AMERICAN WATER ANNOUNCES 2014 EARNINGS GUIDANCE

•	Company announces earnings guidance for 2014: establishes range between $2.35 and $2.45 per share for ongoing earnings.

•	Company reaffirms its 2013 adjusted earnings per share to be in the range of $2.17 to $2.22.

VOORHEES, N.J., Dec. 17, 2013 – American Water Works Company, Inc. (NYSE: AWK), the largest publicly traded U.S. water and wastewater utility company, today announced its earnings guidance for 2014 as well as its expected earnings range for the year ending December 31, 2013.

American Water estimates its 2014 ongoing earnings to be in the range of $2.35 to $2.45 per share.

“The 2014 guidance is based on the continued execution of our strategic goals,” said Jeff Sterba, president and CEO of American Water. “By focusing on delivering outstanding customer service, effectively managing costs, investing capital where needed, maintaining strong regulatory relationships and growing strategically, we will create value for all our stakeholders and achieve long-term success.”

The company expects its 2013 adjusted earnings per share (EPS) to be in the range of $2.17 to $2.22 (a non-GAAP financial measure), based on the company’s performance year-to-date. This adjusted EPS excludes an approximate $0.14 per share one-time charge related to the completed tender offer by American Water’s finance subsidiary, American Water Capital Corp.

“We are pleased with our performance in 2013. Among the highlights this year is our success in growth with 15 acquisitions, including one of our largest wastewater acquisitions, to date. I would also point out our success in achieving a continuous improvement culture, which has led to successful innovation partnerships as well as achieving our O&M efficiency ratio target,” said Sterba.

PRESS RELEASE	www.amwater.com

AMERICAN WATER ISSUES 2014 EARNINGS GUIDANCE, REAFFIRMS 2013 GUIDANCE

American Water will host an Investor Day presentation and audio webcast with investors, analysts and other interested parties on Dec. 17 at the New York Stock Exchange. Sterba, Susan Story, senior vice president and chief financial officer, Walter Lynch, president and chief operating officer of regulated operations, and Sharon Cameron, president of American Water Enterprises, will participate in the presentation. The live webcast will be accessible to the public from 12:30 p.m. to approximately 4 p.m. Eastern Time, and posted on the Investor Relations page of the company’s website at www.amwater.com for 30 days.

The company’s earnings forecasts are subject to numerous risks such as extreme weather, costs associated with the company’s SAP implementation and other factors described under “Forward-Looking Statements” below and under “Risk Factors” in its annual and quarterly reports.

Non-GAAP Financial Measure

This press release includes a presentation of adjusted EPS. This item is derived from American Water’s consolidated financial information but is not presented in its financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Adjusted EPS is defined as GAAP diluted earnings per common share guidance excluding the nonrecurring charge associated with the tender offer recorded in October 2013. This item constitutes a “non-GAAP financial measure” under Securities and Exchange Commission (SEC) rules. This non-GAAP financial measure supplements the company’s GAAP disclosures and should not be considered an alternative to the GAAP measure.

In its presentation of adjusted EPS, the company has excluded the nonrecurring charge recorded in October 2013 of $40.6 million associated with the tender offer. Management believes that these adjustments provide the company and its investors with an indication of American Water’s baseline performance excluding items that are not considered to be reflective of ongoing results. Management does not intend results excluding the adjustments to represent results as defined by GAAP, and the reader should not consider it as an alternative measurement calculated in accordance with GAAP, or as an indicator of the company’s performance. Accordingly, the measurements have limitations depending on their use.

About American Water

Founded in 1886, American Water is the largest publicly traded U.S. water and wastewater utility company. With headquarters in Voorhees, N.J., the company employs more than approximately 6,700 dedicated professionals who provide drinking water, wastewater and other related services to an estimated 14 million people in more than 30 states and parts of Canada. More information can be found by visiting www.amwater.com.

PRESS RELEASE	www.amwater.com

AMERICAN WATER ISSUES 2014 EARNINGS GUIDANCE, REAFFIRMS 2013 GUIDANCE

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events and may relate to, among other things, its future financial performance, including earnings, growth and portfolio optimization strategies, its ability to finance current operations and growth initiatives, trends in its industry, regulatory or legal developments or rate adjustments. Actual results could differ materially because of factors such as the decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’ actions concerning rates; changes in laws, governmental regulations and policies, including environmental, health and water quality, and public utility regulations and policies; weather conditions, patterns or events, including drought or abnormally high rainfall, strong winds and coastal and intercoastal flooding; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; the company’s ability to effect significant changes to its business processes and corresponding technology; its ability to appropriately maintain current infrastructure and manage the expansion of its business; its ability to obtain permits and other approvals for projects; changes in its capital requirements; its ability to control operating expenses and to achieve efficiencies in its operations; its ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for its operations; its ability to successfully acquire and integrate water and wastewater systems that are complementary to its operations and the growth of its business or dispose of assets or regulatory systems that the company determined should no longer be part of its portfolio; cost overruns relating to improvements or the expansion of its operations; changes in general economic, business and financial market conditions; access to sufficient capital on satisfactory terms; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on the company’s current or future debt that could increase its financing costs or affect its ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase its cost and funding requirements; migration of customers into or out of its service territories; difficulty in obtaining insurance at acceptable rates and on acceptable terms and conditions; its ability to retain and attract qualified employees; the incurrence of impairment charges; labor actions including work stoppages and strikes; and civil disturbance, terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts.

For further information regarding risks and uncertainties associated with American Water’s business, please refer to American Water’s annual, quarterly and current SEC filings. The company undertakes no duty to update any forward-looking statement.

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PRESS RELEASE	www.amwater.com

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